Exhibit 99.1

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TEPPCO Partners, L.P.

Duke Energy Field Services (Sponsor)
100%
Texas Eastern Products Pipeline Company, LLC (G.P.)
2%
TEPPCO Partners, L.P. (Partnership)
3.9%
Duke Energy
94.1%
Public Unitholders

3

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TEPPCO

The Sponsor: Duke Energy Field Services

06/30/04
Duke Energy
Equity: $15 billion
Debt: $19 billion
Firm Value: $34 billion
06/30/04
ConocoPhillips
Equity: $38 billion
Debt: $15 billion
Firm Value: $53 billion
69.7%
30.3%
DEFS
Texas Eastern Products Pipeline Company, LLC

4

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Record Income, EBITDA and Distributions

Millions
$350
$300
$250
$200
$150
$100
$50
$0
$72
$69
$135
$77
$82
$161
$109
$104
$226
$118
$152
$282
$126
$202
$331
$143*
$233
$350*
1999
2000
2001
2002
2003
2004E
Net Income
Distributions
EBITDA

* Midpoint of expected ranges

5

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Substantial Asset Growth

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Millions
$589
$731
$778
$1,260
$1,781
$2,410
$2,488
$2,530
1997
1998
1999
2000
2001
2002
2003
2004 E

6

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Volume Diversification and Growth

CAGR: 17%
(since 1998)
Barrels per Year
Million
450
400
350
300
250
200
150
100
50
0
1997
1998
1999
2000
2001
2002
2003
2004E
168
443
120
42
130
32
6
133
38
33
128
40
46
5
123
40
78
22
8
138
40
83
54
57
154
43
94
59
77
155
46
99
60
83
Refined Product
LPG
Crude Oil
NGL
Gas - BOE

7

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The TEPPCO Systems

11,600 Miles of Pipelines in 16 States …

Jonah
Greeley
Spindle
Denver
Val Verde
Cushing
Midland
Dallas
El Dorado
Houston
Mont Belvieu
Memphis
St. Louis
Chicago
Indianapolis
Seymour
Lima
Cincinnati
Pittsburgh
Philadelphia
Albany
Providence
Products Pipelines
Crude Pipelines
NGL Pipelines
Petrochemical Pipelines
Gas Gathering Systems
Seaway Crude Pipeline
Centennial Pipeline
Fractionators

… Strategically Positioned to Capitalize on Market Opportunities

8

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TEPPCO's Three Business Segments

Upstream

Crude oil gathering, transportation, storage and marketing

Midstream

Natural gas gathering and NGL transportation and fractionation

Downstream

Refined products, LPG, and petrochemical transportation, storage and terminaling

9

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TEPPCO's Upstream Business

Cushing
Oklahoma City
Midland
Dallas
Houston
TEPPCO Crude Pipelines
Seaway Crude Pipeline
Terminals

11

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Upstream EBITDA Contribution

$100
$75
$50
$25
$0
$MM
12
36
55
64
68
77*
1999
2000
2001
2002
2003
2004E

* Midpoint of expected EBITDA range

12

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TEPPCO's Midstream Business

Jonah
Greeley
Spindle
Denver
Val Verde
Midland
Houston
TEPPCO NGL Pipelines
Gas Gathering System
Fractionators

14

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Midstream EBITDA Contribution

$150
$100
$50
$0
$MM
12
12
26
106
138
140*
1999
2000
2001
2002
2003
2004E

* Midpoint of expected EBITDA range

15

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Gas Gathering Volumes – Val Verde

600
500
400
300
200
100
-
MMcfd
Quarterly Average
3Q-2002
4Q-2002
1Q-2003
2Q-2003
3Q-2003
4Q-2003
1Q-2004
2Q-2004
3Q-2004
4Q-2004E

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Jonah Gas Gathering System

Paradise
Pinedale Field
Falcon
Sublette County
Jonah Field
Yellow Point
Luman
Bird Canyon
Fontenelle
Lincoln County
Sweetwater County
Opal/Pioneer

20

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Gas Gathering Volumes – Jonah

1,200
1,000
800
600
400
200
-
MMcfd
Quarterly Average
4Q-2001
1Q-2002
2Q-2002
3Q-2002
4Q-2002
1Q-2003
2Q-2003
3Q-2003
4Q-2003
1Q-2004
2Q-2004
3Q-2004
4Q-2004 E
Jonah
Pinedale

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TEPPCO's Downstream Business

Providence
Albany
Watkins
Glen
Pittsburgh
Philadelphia
Lima
Chicago
Indianapolis
Cincinnati
St. Louis
Cape
Girardeau
Princeton
Memphis
Little Rock
Shreveport
Mont Belvieu
Houston
Beaumont
Products Pipeline
Centennial Pipeline
Petrochemical Pipeline
Terminal

23

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TEPPCO

Downstream EBITDA Contribution

$150
$100
$50
$0
$MM
111
112
144**
113
125
133*
1999
2000
2001
2002
2003
2004E

* Midpoint of expected EBITDA range

** - includes $19 mm Pennzoil settlement

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TEPPCO

Midwest Refined Products Supply

PADD II
NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
WISCONSIN
MICHIGAN
NEBRASKA
IOWA
OHIO
MISSOURI
INDIANA
KANSAS
KENTUCKY
TENNESSEE
OKLAHOMA
MAINE
VERMONT
NEW YORK
PENNSYLVANIA
WEST VIRGINIA
VIRGINIA
NORTH CAROLINA
SOUTH CAROLINA
GEORGIA
ALABAMA
MISSISSIPPI
LOUISIANA
FLORIDA
TEXAS
PADD I
PADD III
Growing Midwest Shortfall

25

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TEPPCO

Operating and G&A Costs

$300
$250
$200
$150
$100
$50
$0
$MM per Year
$224
$257
$287
14%
12%
47%
24%
5%
6%
2002
2003
2004 E
Operating, G&A
P/L Integrity, Fuel & Power, Rentals

30

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TEPPCO

Consistent distribution growth since 1993

Current Annual Distribution at $2.65 / unit
CAGR: 8.0%
(since 1993)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.10
$1.10
$1.10
$1.11
$1.19
$1.33
$1.45
$1.55
$1.75
$1.85
$2.00
$2.15
$2.35
$2.50
$2.64
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Note: 1990 indicative of full year distribution.

32

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Cumulative Return on Initial $1,000 Investment
$12,500
$10,000
$7,500
$5,000
$2,500
$0
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
TPP
S&P 500
DJIA

33

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TEPPCO Partners, L.P.

Analyst and Investor Presentation November, 2004

[LOGO]

[LOGO]

Forward-looking Statements

•          The material and information furnished in this presentation contains forward-looking statements as such are described within various provisions of the Federal Securities Laws.  Forward-looking statements include projections, estimates, forecasts, plans and objectives and as such are based on assumptions, uncertainties and risk analysis.  No assurance can be given that future actual results and the value of TEPPCO Partners, L.P.’s securities will not differ materially from those contained in the forward-looking statements expressed in this presentation and found in documents filed with the Securities and Exchange Commission.  Although TEPPCO believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables either of an unpredictable nature or outside of TEPPCO’s control that will impact and drive TEPPCO’s future results and the value of its units.  The receiver of this presentation must assess and bear the risk as to the value and importance he or she places on any forward-looking statements contained in this presentation.  See TEPPCO Partners, L.P.’s filings with the SEC for additional discussion of risks and uncertainties that may affect such forward-looking statements.

TEPPCO Partners, L.P.

•          One of the largest energy Master Limited Partnerships

•          Formed in 1990 with headquarters in Houston, Texas

•          Provides transportation and storage services to petroleum and natural gas industry, with >90% fee-based revenues

•          Strong focus on corporate governance and serving interests of limited partners

[CHART]

The Sponsor: Duke Energy Field Services

•          DEFS is owned by two substantial and well-respected energy companies

•          Largest midstream company in the U.S.

•          Proven, reliable, low-cost gas gatherer and processor

•          Known for operational excellence and customer service orientation

[CHART]

Record Income, EBITDA and Distributions

[CHART]

* Midpoint of expected ranges

Note: EBITDA = Operating Income + D&A + Equity EBITDA + Other Income, net

Substantial Asset Growth

[CHART]

Asset base represents Net PP&E, intangible assets, other assets, and equity investments at year-end periods

Volume Diversification and Growth

[CHART]

The TEPPCO Systems

11,600 Miles of Pipelines in 16 States …

[GRAPHIC]

… Strategically Positioned to Capitalize on Market Opportunities

TEPPCO’s Three Business Segments

[GRAPHIC]

Upstream

Crude oil gathering, Transportation, storage and marketing

[GRAPHIC]

Midstream

Natural gas gathering and NGL transportation and fractionation

[GRAPHIC]

Downstream

Refined products, LPG, and petrochemical transportation, storage and terminaling

TEPPCO Corporate Strategy

Our Goal: To grow cash flow and returns to our unitholders

•          Focus on internal growth prospects

•        Increase throughput on our pipeline systems

•        Expand / upgrade existing assets and construct new pipeline and gathering systems

•          Target accretive acquisitions in our core businesses that provide growth potential

•        Utilize competitive strength from alignment with DEFS

•          Operate in a safe, efficient and environmentally responsible manner

•          Continue track record of steady, annual distribution growth

TEPPCO’s Upstream Business

[GRAPHIC]

Upstream EBITDA Contribution

[CHART]

*  Midpoint of expected EBITDA range

•          Consistent gathering, marketing and transportation results from strong asset position, customer service, financial strength

•          Record Seaway volumes and revenues with incentive tariff structure

•          South Texas market position improved with assets acquired in 2003 from Rancho Pipeline and Genesis Crude, LP

Upstream Strategy

•          Strengthen market position around existing asset base

•        Focus activity in West Texas, South Texas and Red River areas

•        Increase margins by improving/expanding services and reducing costs through asset optimization

•          Pursue strategic acquisitions to complement existing assets

•          Realize full potential of Seaway assets

•        Aggressively market Seaway mainline capacity, with focus on alignment with key refiners and suppliers

•        Maximize value of strong Texas City marine terminal position

TEPPCO’s Midstream Business

[GRAPHIC]

Midstream EBITDA Contribution

[CHART]

*  Midpoint of expected EBITDA range

•          Jonah growth continued in 2004 with increased volumes from Phase III expansion

•          Infill drilling and connections to new gathering systems pave way for Val Verde growth

Midstream Strategy

•          Strong portfolio of high quality assets in prolific gas producing basins

•        Assets positioned in basins playing an increasingly vital role in the United States’ domestic gas supply

•          Realize full potential of existing assets

•        Increase throughput on Val Verde, Jonah and Chaparral systems

•        Prudently expand capacity to meet customers’ needs

•          Pursue acquisition opportunities providing long-lived, fee-based cash flows

Val Verde Gas Gathering System

•          One of the largest Coal Bed Methane gas gathering and treating facilities

•        Services San Juan Basin’s Fruitland Coal Formation

•        1 BCF/d pipeline capacity

•          Provides fee-based services with long-term reserves dedication from major producers

•          Attractive growth potential from infill CBM drilling, connections to other gathering systems and conventional gas production

[GRAPHIC]

Val Verde Growth Potential

•          Near-term volume growth from Coal Bed Methane infill drilling and connections to adjacent systems

•        Volumes from infill wells dedicated to Val Verde and within footprint of existing gathering system

•        Full completion of infill wells by producers occurring at a slower pace than originally expected

•          Infill drilling and new connections to adjacent gas sources expected to offset volume decline

•          Longer-term growth and increased throughput from conventional gas gathering and enhanced services

•        Leverage high quality assets, existing system capacity and DEFS commercial presence and operating capability

Gas Gathering Volumes – Val Verde

[CHART]

Jonah Gas Gathering System

•          One of most active onshore gas plays in North America

•        Significant growth prospects in both Jonah and Pinedale fields

•          Provides fee-based services with long term reserves dedications

•        Major producers, EnCana, Shell, BP, Ultra, committed to development

•          Throughput more than doubled since TEPPCO purchase in Oct 2001

•        Expect 1 Bcfd average during 4th quarter 2004

[GRAPHIC]

System Expansion and Pioneer Plant

•          Phase III Expansion increased system capacity to 1.2 Bcfd

•        >90% of gas dedicated life of lease from wellhead to Bird Canyon

•        Obtained increased long haul dedications from major producers

•          Improved system reliability with Pioneer Processing Plant and Opal Plant expansion

•          Compression projects will increase capacity by 100 MMcfd by year-end 2004

•          Likelihood of further infill drilling within Jonah and Pinedale fields

•          Kern River expansion provides sufficient downstream capacity to transport increased Jonah and Pinedale volumes

Gas Gathering Volumes – Jonah

[CHART]

TEPPCO’s Downstream Business

[GRAPHIC]

Downstream EBITDA Contribution

[CHART]

*  Midpoint of expected EBITDA range

** - includes $19 mm Pennzoil settlement

•          Centennial capacity expected to enable another year of record refined products and LPG movements in 2004

•        Volume growth confirms growing need for Gulf Coast supply to Midwest and Northeast markets

•          Centennial Pipeline provides long-term growth platform

Midwest Refined Products Supply

PADD III Production Will Continue To Support
PADD II Demand Shortfall

[GRAPHIC]

Downstream Strategy

•          Utilize TEPPCO and Centennial Pipeline systems to serve growing Midwest supply shortfall

•        Acquisition of capacity lease and increased ownership position improves ability to optimize operations and customer service

•        Implementation of jet fuel shipments via Centennial further enhances ability to optimize operations

•          Centennial is a key investment for TEPPCO, providing substantial growth capacity to satisfy growing demand in core market areas

•        Refined products volume growth expected to continue due to long-term Midwest supply imbalance

•        Potential to displace river movements with more efficient pipeline transportation

•        Propane system expansions to Midwest and Northeast markets provide capacity for market share growth

Integrity Management Program

•          IMP regulation enacted December 2000

•        Requires assessment of pipelines traversing High Consequence Areas (HCA)

•          Inspection priorities based on risk ranking established by the company

•        Risk matrix includes age of pipe, product, population density, other factors

•          Key milestones

•        September 30, 2004 – complete 50% of the HCA pipeline segment assessments (DOT regulated)  Completed

•        September 30, 2004 – complete 50% of all Texas Intrastate assessments (state regulated)  Completed

•        March 31, 2008 – complete the remaining 50% of the pipeline assessments On schedule

Integrity Management Program

•          2004 pipeline integrity costs exceeded expectations

•        Current estimate of $33 MM expense and $10 MM capital

•          Costs driven by several factors

•        Improved tools are finding more anomalies

•        Repair costs higher due to repair methodology (pipe replacement versus lower-cost sleeves and clocksprings)

•        More overtime due to required immediate responses

•        Inspecting more miles and executing long-term repair strategy

•          Believe costs will trend down during 2005

•        Improved cost management

•        Broader array of repair alternatives on lower risk, less critical pipeline systems

3rd Quarter 2004 Earnings/2004 Outlook

•          3rd quarter 2004 earnings impacted by several negative expense variances

•	Finance (primarily SOX)	$1.7 MM	1.9 ¢/unit
•	Compensation (primarily LTIP)	$1.8 MM	2.0 ¢/unit
•	Val Verde maintenance	$1.5 MM	1.8 ¢/unit
•	Power	$2.3 MM	2.6 ¢/unit

•          Expect 2004 EBITDA in range of $340 MM to $360 MM

•        Forecast assumes continuation of recent trends in upstream and midstream businesses

•        Key drivers are propane demand and operating expenses

•        TEPPCO system positioned for strong propane deliveries, with high system inventories and expanded pipeline capacity

Operating and G&A Costs

[CHART]

Note: Expenses exclude Purchases, D&A, Gains/(Losses) 2002 includes full-year for Val Verde

Balance Sheet and Distribution Coverage

•          Expected year-end 2004 financial position

•        Debt/capitalization:  58%

•        Debt/EBITDA:  4.1

•          Confident of ability to finance growth capital expenditures

•        Closed end funds provide additional financing source

•          Increased annual distribution by $.05/unit to $2.65/unit

•        8% annual distribution growth rate since 1993

•        2004 distribution payout 5.6% above 2003

•        Will maintain appropriate balance between distribution growth and coverage

Consistent distribution growth since 1993

[CHART]

Note: 1990 indicative of full year distribution.

TEPPCO unitholders have realized a 19% average annual return since 1990 IPO

[CHART]

Summary

TEPPCO is well positioned for continued growth

•          Strong asset positions in diversified businesses

•          Visible internal growth prospects

•          Disciplined approach to acquisitions

•          Financial strength to fund growth initiatives

•          Experienced personnel with customer service orientation

•          Track record of consistent distribution growth

•          Strict governance to ensure continued stakeholder trust and confidence

Reconciliation of Non-GAAP Measures

($ in Millions)

	2004E(1)	2003	2002	2001	2000	1999
EBITDA
Net Income	143	126	118	109	77	72
Interest Expense-Net	71	84	66	62	45	30
Depreciation & Amortization (D&A)	114	101	86	46	36	33
TEPPCO Pro-rata Percentage of Joint Venture Interest Expense and D&A	22	20	12	9	3	—
Total EBITDA	350	331	282	226	161	135

Note:

(1)   10/27/04 earnings release indicated a 2004E EBITDA range of $340 - $360 million

Reconciliation of Non-GAAP Measures

($ in Millions)

	2004E(1)
	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	80	79	29	188
Depreciation & Amortization (D&A)	40	61	13	114
Other – Net	1	—	—	1
Equity Earnings	(3)	—	28	25
TEPPCO Pro-rata Percentage of Joint Venture Interest Expense and D&A	15	—	7	22
Total EBITDA	133	140	77	350
Percentage of Total	38%	40%	22%	100%

Note:

(1)   10/27/04 earnings release indicated a 2004E EBITDA range of $340 - $360 million

Reconciliation of Non-GAAP Measures

($ in Millions)

	2003
	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	84	80	28	192
Depreciation & Amortization (D&A)	32	58	11	101
Other – Net	0	—	1	1
Equity Earnings	(4)	—	21	17
TEPPCO Pro-rata Percentage of Joint Venture Interest Expense and D&A	13	—	7	20
Total EBITDA	125	138	68	331
Percentage of Total	38%	41%	21%	100%

[LOGO]

NYSE: TPP

www.teppco.com